UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported)
                                FEBRUARY 4, 2005


                                  NELNET, INC.
                  (Exact name of registrant as specified in its charter)


              NEBRASKA                     001-31924            84-0748903
    (State or other jurisdiction          (Commission        (I.R.S. Employer
         of incorporation)               File Number)      Identification No.)

-------------------------------------------------------------------------------
                         121 SOUTH 13TH STREET
                               SUITE 201
                           LINCOLN, NEBRASKA                             68508
                (Address of principal executive offices)              (Zip Code)
Registrant's telephone number, including area code (402) 458-2370
--------------------------------------------------------------------------------



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

               On February 4, 2005, National Education Loan Network, Inc. (the "Subsidiary"), a wholly owned subsidiary of Nelnet, Inc. (the "Company"), entered into an agreement (the "Agreement") to amend certain existing contracts with one of the Company's branding channel sources, Union Bank and Trust Company ("Union Bank"). Under the Agreement, Union Bank agreed to sell to the Subsidiary, prior to March 1, 2005, a portfolio of guaranteed student loans with an aggregate outstanding balance of approximately $600 million. The Subsidiary agreed to pay the outstanding principal and accrued interest with respect to the student loans to be purchased, together with a one-time payment to Union Bank in the amount of $20 million. Union Bank also committed to transfer to the Subsidiary substantially all of the remaining balance of Union Bank's origination rights in guaranteed student loans to be originated in the future, except for student loans previously committed for sale to others. Union Bank will continue to originate student loans, and such guaranteed student loans not previously committed for sale to others are to be sold by Union Bank to the Subsidiary in the future. Union Bank also granted to the Subsidiary exclusive rights as marketing agent for student loans on behalf of Union Bank. A copy of the Agreement is filed as Exhibit 10.1 to this Report.

               As previously disclosed in the Company's 2003 Form 10-K and 2004 annual meeting proxy statement, Union Bank is a related party by virtue of the fact that it is indirectly controlled by Michael S. Dunlap, a principal shareholder, director and Co-Chief Executive Officer of the Company, and Mr. Dunlap's sister, a principal shareholder of the Company. In addition, Union Bank has various other relationships with the Company as disclosed in the 2003 Form 10-K and 2004 proxy statement.


Item 9.01.  Financial Statements and Exhibits.

               (c) Exhibits. The following exhibit is filed as part of this
               Report:

               Amendment of Agreements dated as of February 4, 2005, by and between National Education Loan Network, Inc. and Union Bank and Trust Company.

                                   SIGNATURES


               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 10, 2005

                                          NELNET, INC.




                                          By:   /s/ Terry J. Heimes
                                               ---------------------------------
                                               Name:    Terry J. Heimes
                                               Title:   Chief Financial Officer





                                  EXHIBIT INDEX


Exhibit No.     Description

10.1 Amendment of Agreements dated as of February 4, 2005, by and between National Education Loan Network, Inc. and Union Bank and Trust Company.